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                                                                   EXHIBIT 10.28


                ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED
                     REAL ESTATE PURCHASE AND SALE AGREEMENT

         This Assignment and Assumption of Real Estate Purchase and Sale Agreement (this "Assignment") is made and entered into as of the 9th day of July, 2002, by and between RONALD A. POTTS, ("Assignor") and OASIS WATTS BAR, LLC, a Tennessee limited liability company ("Assignee").

                                  WITNESSETH:

         For and in consideration of Ten and 00/100 Dollars ($10.00), the terms and conditions of this Assignment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby assign, transfer, set over and convey to Assignee all of Assignor's right, title, interest, powers, privileges and benefit in and to that certain Real Estate Purchase and Sale Agreement dated March 26, 2002, by and between Watts Bar Plantation, Inc., as purchaser, and Charlie Hicks & Associates, as seller, as amended, restated and superceded by that certain Amended and Restated Real Estate Purchase and Sale Agreement dated July 9, 2002, by and between Assignor, as purchaser, and Charles B. Hicks, as seller (as amended, the "Contract"), and all of Assignor's right, title and interest in and to all Earnest Money (if any) deposited in connection with the Contract, and Assignee does hereby accept all of the right, title, interest, powers, privileges and benefits of Assignor in and to the Contract and said Earnest Money and hereby assumes and agrees to perform, discharge and fulfill all of the duties and obligations of Assignor under the Contract.

         IN WITNESS WHEREOF, Assignor and Assignee hereunto set their hands and seals on the day and year first above written.

                                    ASSIGNOR:



                                    /s/ Ronald A. Potts                 (SEAL)
                                    ------------------------------------
                                    RONALD A. POTTS


                                    ASSIGNEE:

                                    OASIS WATTS BAR, LLC, a Tennessee limited liability company



                                    By:/s/ Peggy A. Evans
                                       -----------------------------------------
                                    Name:  Peggy A. Evans
                                         ---------------------------------------
                                    Title: Chief Financial Officer
                                          --------------------------------------

                                                    [COMPANY SEAL]